SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2005
                                                         ---------------


                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)



           Maryland                     1-14788               94-6181186
---------------------------       ------------------     ---------------------
(State or other jurisdiction       (Commission File          (IRS Employer
     of incorporation)                   Number)           Identification No.)


                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------

                                      N/A
                                   ----------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

(d) On March 30, 2005, the board of directors (the "Board") of Capital Trust, Inc. (the "Company"), upon recommendation of the Board's Corporate Governance Committee, appointed Edward S. Hyman as a director. As a non-employee director, Mr. Hyman is entitled to receive an annual cash retainer of $30,000. Mr. Hyman may elect to forgo the $30,000 cash retainer in exchange for an annual award of stock units under the Company's Second Amended and Restated 1997 Long-Term Incentive Stock Plan with a value equal to $30,000. A copy of the press release relating to Mr. Hyman's appointment to the Board is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

         (c) Exhibits


         Exhibit Number       Description

         99.1                 Press Release dated March 30, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CAPITAL TRUST, INC.


                                      By:      /s/ John R. Klopp
                                         --------------------------
                                           Name:    John R. Klopp
                                           Title:   Chief Executive Officer



Date: March 30, 2005

                                  Exhibit Index


         Exhibit Number       Description
         --------------       -----------

         99.1                 Press Release dated March 30, 2005